Exhibit 10.1

AMENDMENT NO. 1 TO

EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this “Agreement”) is entered into as of February 13, 2007, by and among James E. Mead (the “Executive”) and Strategic Hotels & Resorts, Inc. a Maryland corporation (“SHRI”) and Strategic Hotel Funding, L.L.C., a Delaware limited liability company (together with SHRI, the “Company”).

WITNESSETH THAT:

WHEREAS, the Executive and the Company are parties to that certain Employment Agreement, dated as of November 29, 2004 (the “Employment Agreement”); and

WHEREAS, the parties desire to make an amendment to the Employment Agreement;

NOW, THEREFORE, the Executive and the Company hereto agree that the Employment Agreement shall be amended as follows:

1.                           Certain Definitions. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Employment Agreement.

2.                          Base Salary. The complete text of Section 4(a) of the Employment Agreement is hereby stricken in its entirety and replaced with the following new text:

Base Salary. On an annual 26 pay period basis, the Company shall pay Executive a salary of at least $15,384.62 per bi-weekly pay period, minus applicable deductions, such that Executive’s base salary shall be at least $400,000 per year on an annualized basis (as increased from time to time, the “Base Salary”). Executive’s Base Salary shall be subject to such increases (but not to any decreases) as may be determined by the Board, in its sole discretion. Once increased, the Base Salary cannot be decreased.

3.                           2007 Long Term Award. The fifth paragraph under Section 4(b)(ii) of the Employment Agreement is hereby stricken in its entirety and replaced with the following new text:

In 2007 and years thereafter, the Executive shall be eligible for annual long-term incentive awards having a grant date value, assuming full vesting and achievement of performance criteria at target, equal to 140% of Executive’s annual Base Salary (for 2007 the “2007 Target LTI Award”) (for 2008 the "2008 Target LTI Award," for 2009 the "2009 Target LTI Award" and the foregoing awards for 2008 and 2009 collectively with future awards, the “Future Target LTI Awards”) and such awards shall be subject to vesting in three equal annual installments and such other terms as the Committee shall determine to be appropriate.

4.                           2007 Long Term Award. Section 4(b)(ii) of the Employment Agreement is also amended by adding the following text at the end thereof:

Without limiting the foregoing, at the same time the other senior executive officers receive grants of Stock Units under the Plan (“Grant Date”), Executive shall receive an annual long-term incentive award pursuant to the Plan (the “2007 Award”) with value equal to $560,000 (representing 140% of Executive’s annual Base Salary). Forty percent (40%) of the value of the 2007 Award shall be issued in stock options (“2007 Options”); forty percent (40%) of the value of the 2007 Award shall be issued in performance-based restricted share units (“2007 Performance Shares”); and the remaining twenty percent (20%) of the value of the 2007 Award shall be issued in time-based Stock Units (“2007 Stock Units”). The entire 2007 Award will be earned and vested only to the extent of the achievement of certain performance and/or service goals, as set forth in Schedule I hereto. Notwithstanding anything in this Agreement and the Employment Agreement to the contrary, if a Change in Control occurs: (A) to the extent that any portion of the 2007 Award described in Schedule I is unvested, such portion (and related dividend equivalent Stock Units) shall become immediately vested, and (B) the Performance Shares and related dividend equivalent RSUs shall be earned upon the Change in Control such that the sum of the Performance Shares earned as of the Change in Control and the previously earned Performance Shares equals 100% of Target Shares (as described in Schedule I) and shall become immediately vested.

5.                           Future Long Term Awards. Section 4(b)(ii) of the Employment Agreement is also amended by adding the following text at the end thereof:

In 2008 and 2009, Executive shall be eligible receive the “2008 Target LTI Award” and the “2009 Target LTI Award” and such awards will be comprised of forty percent (40%) of the value in stock options, forty percent (40%) of the value in performance-based restricted share units and twenty percent (20%) of the value in time-based Stock Units. Assuming achievement of performance or other criteria as the Committee shall determine to be appropriate for the 2008 Target LTI Award and the 2009 Target LTI Award, actual grants of stock options, performance-based restricted share units and time-based Stock Units (the actual grants in 2008, the "2008 Grants" and the actual grants in 2009, the "2009 Grants") will be earned and vested only to the extent of the achievement of certain performance and/or service goals, as set forth in Schedule II hereto.

6.                           Change of Control Termination. The complete text of the last sentence of Section 6(b)(ii) of the Employment Agreement is hereby stricken in its entirety and replaced with the following text:

However, if Executive’s employment is terminated without Cause due to Constructive Termination by reason of or within one year after a Change of Control, such one times multiple shall be increased to two.

II-2 -

7.	Miscellaneous.

(a)          Effect of Amendment. Unless expressly amended by this Amendment, all other provisions of the Employment Agreement shall remain in legal force and effect.

(b)          Governing Law. This Amendment shall be governed by and be construed in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

(c)          Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

II-3 -

                IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above stated.

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Janice J. Peterson__________
Name:	Janice J. Peterson

Title: Vice President

STRATEGIC HOTEL FUNDING, L.L.C.

By:	/s/ Janice J. Peterson____________
Name:	Janice J. Peterson

Title: Vice President

JAMES E. MEAD

/s/ James E. Mead_____________

SCHEDULE I

2007 Award

Executive’s 2007 Award to be granted on the Grant Date described in paragraph 4 of the Agreement shall be vested and earned only during the Executive’s employment with the Company as follows:

(1)

2007 Options. 40% of the value of the 2007 Award shall be granted in the form of time-vesting Options. The number of 2007 Options to be granted will be determined based on the closing price per share of the Company as of the Grant Date and applying the binomial option value, determined by Pearl Meyer & Partners, as of such date. The 2007 Options will have an exercise price equal to the closing price per share of the Company as of the Grant Date. Unless the vesting of 2007 Options is otherwise accelerated pursuant to the Agreement and the Employment Agreement, such 2007 Options shall vest as follows:

1/3 of the 2007 Options shall vest on December 31, 2007

1/3 of the 2007 Options shall vest on December 31, 2008

1/3 of the 2007 Options shall vest on December 31, 2009

Once vested, the 2007 Options will remain exercisable for up to ten years after the Grant Date unless a shorter exercise period is otherwise specified pursuant to the Agreement and the Employment Agreement.

(2)

2007 Stock Units. 20% of the value of the 2007 Award shall be granted in the form of time-vesting Stock Units. The number of shares of 2007 Stock Units to be granted will be determined with respect to the closing price per share of the Company as of the Grant Date. Unless otherwise accelerated pursuant to the Agreement and the Employment Agreement, the restrictions shall lapse on the 2007 Stock Unit grant as follows:

1/3 of the 2007 Stock Unit grant shall vest on December 31, 2007

1/3 of the 2007 Stock Unit grant shall vest on December 31, 2008

1/3 of the 2007 Stock Unit grant shall vest on December 31, 2009

(3)

2007 Performance Shares. 40% of the value of the 2007 Award shall be granted in the form of a target number of Performance Shares (“2007 Target Shares”), which number is determined with respect to the closing price per share of the Company as of the Grant Date.

Performance Measures – Sixty-seven percent (67%) of the 2007 Performance Shares shall be earned based on achievement of certain levels of budgeted funds from operations (“Budgeted FFO”) per share, and thirty-three percent (33%) of the 2007 Performance Shares shall be earned based on achievement of Relative Total Shareholder Return (“Relative TSR”), as described below.

Earning Date -- Unless otherwise provided in the Agreement, 100% of the 2007 Performance Shares will be earned on December 31, 2007 (“2007 Earning Date”) based on performance determined as of the 2007 Earning Date.

Vesting Dates – Unless otherwise provided in the Agreement, 2007 Performance Shares earned as of the 2007 Earning Date, if any, will vest based on continued employment by the Company as follows:

1/3 of the 2007 Performance Shares earned shall vest on December 31, 2007

1/3 of the 2007 Performance Shares earned shall vest on December 31, 2008

1/3 of the 2007 Performance Shares earned shall vest on December 31, 2009

Upside and Downside Opportunities: Upside opportunity of 150% of 2007 Target Shares (except under exceptional TSR results, described below); downside opportunity of zero (0) if threshold performance measures are not met.

FFO Performance Goals

Budgeted FFO for the fiscal year 2007 shall be as approved by the Board (i.e., the same Budgeted FFO described above in Schedule I).

Amount of Budgeted FFO Per Share for fiscal year 2007	Number of Performance Shares Earned on the 2007 Earning Date (i.e., 12/31/07)
Below 90% of Budgeted FFO per share	Zero, unless otherwise determined at the discretion of the Committee
90% of Budgeted FFO per share	50% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.01	60% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.02	70% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.03	80% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.04	90% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.05	100% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.06	103.3% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.07	106.6% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.08	110% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.09	113.3% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.10	116.6% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.11	120% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.12	123.3% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.13	126.6% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.14	130% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.15	133.3% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.16	136.6% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.17	140% x 67% x 100% of 2007 Target Shares
90% of Budgeted FFO per share + $.18	143.3% x 67% x 100% of 2007 Target Shares

I-2 -

90% of Budgeted FFO per share + $.19	146.6% x 67% x 100% of 2007 Target Shares
(90% of Budgeted FFO per share + $.20) and above	150% x 67% x 100% of 2007 Target Shares

Relative TSR Goals

Relative TSR will be based on performance relative to the equally-weighted TSRs of each of the companies included in the Bloomberg Hotel REIT Index (“Index”) as of the 2007 Earning Date (“2007 Index Company TSRs”), excluding the Company if it is part of the Index, as follows:

Company’s TSR Percentile Rank Relative to the 2007 Index Company TSRs at the 2007 Earning Date	Number of Performance Shares Earned at the 2007 Earning Date
Below 25th percentile (Below Threshold)	Zero, unless otherwise determined at the discretion of the Committee
At 25th percentile (Threshold)	50% x 33% x 100% of 2007 Target Shares
At 50th percentile (Target)	100% x 33% x 100% of 2007 Target Shares
At 75th percentile (Maximum) or higher	150% x 33% x 100% of 2007 Target Shares
At 100th percentile (rank #1), but only if Company TSR is positive (Super Maximum)	200% x 33% x 100% of 2007 Target Shares

Number of 2007 Performance Shares earned would be interpolated on a straight line basis between the 25th percentile and the 75th percentile (i.e., between 50% and 150% x 33% x 100% of 2007 Target Shares), provided, however, no interpolation is permissible between the 75th percentile and the 100th percentile (rank #1).

TSR for the Company and each Index Company will be calculated as follows1:

(a) “Start Date” is 9/1/06 for the 2007 Earning Date

(b) "Start Date Stock Price" for each company equals the average of each company's closing stock price on each trading day during the month of August 2006

(c) "Earning Date Stock Price" as of 12/31/07 for each company equals the average of each company's closing stock price on each trading day during the month of December 2007

(d) TSR for each company equals the change in value between Start Date Stock Price and Earning Date Stock Price, plus dividends reinvested as of each dividend ex-date, as a percentage of the Start Date Stock Price

(e) 2007 Performance Shares are earned on12/31/07 based on 16-month TSR

1 For an illustrative example of the mechanics of computing this goal, see attached Example 1.

I-3 -

Example 1

Example of One-Year TSR Calculation for the Company

From Illustrative 1/1/05 Start Date to 12/31/05 Earning Date

Calculation of Earning Date Stock Price and Start Date Stock Price:

12/30/05	$20.58	12/30/04	$16.55
12/29/05	$20.19	12/29/04	$16.40
12/28/05	$20.44	12/28/04	$16.50
12/27/05	$20.44	12/27/04	$16.45
12/23/05	$20.59	12/23/04	$16.49
12/22/05	$20.69	12/22/04	$16.30
12/21/05	$20.54	12/21/04	$16.25
12/20/05	$20.00	12/20/04	$16.37
12/19/05	$19.78	12/17/04	$15.67
12/16/05	$20.35	12/16/04	$15.19
12/15/05	$20.48	12/15/04	$15.50
12/14/05	$20.60	12/14/04	$15.65
12/13/05	$20.35	12/13/04	$15.82
12/12/05	$20.21	12/10/04	$15.90
12/9/05	$20.19	12/9/04	$15.80
12/8/05	$19.90	12/8/04	$15.91
12/7/05	$19.06	12/7/04	$15.72
12/6/05	$19.19	12/6/04	$15.90
12/5/05	$18.91	12/3/04	$15.66
12/2/05	$18.92	12/2/04	$15.52
12/1/05	$19.06	12/1/04	$15.75

Average		Average
12/31/05 Price	$20.02	1/1/05 Price	$15.97
Illustrative Earning Date Stock Price		Illustrative Start Date Stock Price

Calculation of historical 2005 one-year TSR for the Company:

			Shares
		Dividends	Including
	Stock	Per	Dividends
Date	Price	Share	Reinvested	Index	TSR

1/1/05 Avg.	$15.97		6.2630	$100.00
3/29/05 Close	$14.30	$0.22	6.3594	$90.94
6/28/05 Close	$17.96	$0.22	6.4373	$115.61
9/28/05 Close	$17.70	$0.22	6.5173	$115.36
12/28/05 Close	$20.44	$0.22	6.5875	$134.65
12/31/05 Avg.	$20.02		6.5875	$131.90	31.90%

I-4 -

SCHEDULE II

2008 Grants

Executive’s 2008 Grants shall be vested and earned only during the Executive’s employment with the Company as follows:

(1)

2008 Options. 40% of the value of the 2008 Grants shall be granted in the form of time-vesting Options. The number of 2008 Options to be granted will be determined based on the closing price per share of the Company as of the grant date in 2008 and applying the binomial option value, determined by Pearl Meyer & Partners, as of such date. The 2008 Options will have an exercise price equal to the closing price per share of the Company as of the grant date in 2008. Unless the vesting of 2008 Options is otherwise accelerated pursuant to the Agreement and the Employment Agreement, such 2008 Options shall vest as follows:

1/3 of the 2008 Options shall vest on December 31, 2008

1/3 of the 2008 Options shall vest on December 31, 2009

1/3 of the 2008 Options shall vest on December 31, 2010

Once vested, the 2008 Options will remain exercisable for up to ten years after the grant date in 2008 unless a shorter exercise period is otherwise specified pursuant to the Agreement and the Employment Agreement.

(2)

2008 Stock Units. 20% of the value of the 2008 Grants shall be granted in the form of time-vesting Stock Units. The number of shares of 2008 Stock Units to be granted will be determined with respect to the closing price per share of the Company as of the grant date in 2008. Unless otherwise accelerated pursuant to the Agreement and the Employment Agreement, the restrictions shall lapse on the 2008 Stock Unit grant as follows:

1/3 of the 2008 Stock Unit grant shall vest on December 31, 2008

1/3 of the 2008 Stock Unit grant shall vest on December 31, 2009

1/3 of the 2008 Stock Unit grant shall vest on December 31, 2010

(3)

2008 Performance Shares. 40% of the value of the 2008 Grants shall be granted in the form of a target number of Performance Shares (“2008 Target Shares”), which number is determined with respect to the closing price per share of the Company as of the grant date in 2008.

Performance Measures – Sixty-seven percent (67%) of the 2008 Performance Shares shall be earned based on achievement of certain levels of Budgeted FFO per share, and thirty-three percent (33%) of the 2008 Performance Shares shall be earned based on achievement of Relative TSR, as described below.

Earning Date -- Unless otherwise provided in the Agreement, 100% of the 2008 Performance Shares will be earned on December 31, 2008 (“2008 Earning Date”) based on performance determined as of the 2008 Earning Date.

Vesting Dates – Unless otherwise provided in the Agreement, 2008 Performance Shares earned as of the 2008 Earning Date, if any, will vest based on continued employment by the Company as follows:

1/3 of the 2008 Performance Shares earned shall vest on December 31, 2008

1/3 of the 2008 Performance Shares earned shall vest on December 31, 2009

1/3 of the 2008 Performance Shares earned shall vest on December 31, 2010

Upside and Downside Opportunities: Upside opportunity of 150% of 2008 Target Shares (except under exceptional TSR results, described below); downside opportunity of zero (0) if threshold performance measures are not met.

FFO Performance Goals

Budgeted FFO for the fiscal year 2008 shall be as approved by the Board (i.e., the same Budgeted FFO described above in Schedule II).

Amount of Budgeted FFO Per Share for fiscal year 2008	Number of Performance Shares Earned on the 2008 Earning Date (i.e., 12/31/08)
Below 90% of Budgeted FFO per share	Zero, unless otherwise determined at the discretion of the Committee
90% of Budgeted FFO per share	50% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.01	60% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.02	70% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.03	80% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.04	90% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.05	100% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.06	103.3% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.07	106.6% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.08	110% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.09	113.3% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.10	116.6% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.11	120% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.12	123.3% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.13	126.6% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.14	130% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.15	133.3% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.16	136.6% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.17	140% x 67% x 100% of 2008 Target Shares
90% of Budgeted FFO per share + $.18	143.3% x 67% x 100% of 2008 Target Shares

II-2 -

90% of Budgeted FFO per share + $.19	146.6% x 67% x 100% of 2008 Target Shares
(90% of Budgeted FFO per share + $.20) and above	150% x 67% x 100% of 2008 Target Shares

Relative TSR Goals

Relative TSR will be based on performance relative to the equally-weighted TSRs of each of the companies included in the Index as of the 2008 Earning Date (“2008 Index Company TSRs”), excluding the Company if it is part of the Index, as follows:

Company’s TSR Percentile Rank Relative to the 2008 Index Company TSRs at the 2008 Earning Date	Number of Performance Shares Earned at the 2008 Earning Date
Below 25th percentile (Below Threshold)	Zero, unless otherwise determined at the discretion of the Committee
At 25th percentile (Threshold)	50% x 33% x 100% of 2008 Target Shares
At 50th percentile (Target)	100% x 33% x 100% of 2008 Target Shares
At 75th percentile (Maximum) or higher	150% x 33% x 100% of 2008 Target Shares
At 100th percentile (rank #1), but only if Company TSR is positive (Super Maximum)	200% x 33% x 100% of 2008 Target Shares

Number of 2008 Performance Shares earned would be interpolated on a straight line basis between the 25th percentile and the 75th percentile (i.e., between 50% and 150% x 33% x 100% of 2008 Target Shares), provided, however, no interpolation is permissible between the 75th percentile and the 100th percentile (rank #1).

TSR for the Company and each Index Company will be calculated as follows2:

(a) “Start Date” is 9/1/06 for the 2008 Earning Date

(b) "Start Date Stock Price" for each company equals the average of each company's closing stock price on each trading day during the month of August 2006

(c) "Earning Date Stock Price" as of 12/31/08 for each company equals the average of each company's closing stock price on each trading day during the month of December 2008

(d) TSR for each company equals the change in value between Start Date Stock Price and Earning Date Stock Price, plus dividends reinvested as of each dividend ex-date, as a percentage of the Start Date Stock Price

(e) 2008 Performance Shares are earned on12/31/08 based on 28-month TSR

2 For an illustrative example of the mechanics of computing this goal, see attached Example 1.

II-3 -

2009 Grants

Executive’s 2009 Grants shall be vested and earned only during the Executive’s employment with the Company as follows:

(1)

2009 Options. 40% of the value of the 2009 Grants shall be granted in the form of time-vesting Options. The number of 2009 Options to be granted will be determined based on the closing price per share of the Company as of the grant date in 2009 and applying the binomial option value, determined by Pearl Meyer & Partners, as of such date. The 2009 Options will have an exercise price equal to the closing price per share of the Company as of the grant date in 2009. Unless the vesting of 2009 Options is otherwise accelerated pursuant to the Agreement and the Employment Agreement, such 2009 Options shall vest as follows:

1/3 of the 2009 Options shall vest on December 31, 2009

1/3 of the 2009 Options shall vest on December 31, 2010

1/3 of the 2009 Options shall vest on December 31, 2011

Once vested, the 2009 Options will remain exercisable for up to ten years after the grant date in 2009 unless a shorter exercise period is otherwise specified pursuant to the Agreement and the Employment Agreement.

(2)

2009 Stock Units. 20% of the value of the 2009 Grants shall be granted in the form of time-vesting Stock Units. The number of shares of 2009 Stock Units to be granted will be determined with respect to the closing price per share of the Company as of the grant date in 2009. Unless otherwise accelerated pursuant to the Agreement and the Employment Agreement, the restrictions shall lapse on the 2009 Stock Unit grant as follows:

1/3 of the 2009 Stock Unit grant shall vest on December 31, 2009

1/3 of the 2009 Stock Unit grant shall vest on December 31, 2010

1/3 of the 2009 Stock Unit grant shall vest on December 31, 2011

(3)

2009 Performance Shares. 40% of the value of the 2009 Grants shall be granted in the form of a target number of Performance Shares (“2009 Target Shares”), which number is determined with respect to the closing price per share of the Company as of the grant date in 2009.

Performance Measures – Sixty-seven percent (67%) of the 2009 Performance Shares shall be earned based on achievement of certain levels of Budgeted FFO per share, and thirty-three percent (33%) of the 2009 Performance Shares shall be earned based on achievement of Relative TSR, as described below.

Earning Date -- Unless otherwise provided in the Agreement, 100% of the 2009 Performance Shares will be earned on December 31, 2009 (“2009 Earning Date”) based on performance determined as of the 2009 Earning Date.

II-4 -

Vesting Dates – Unless otherwise provided in the Agreement, 2009 Performance Shares earned as of the 2009 Earning Date, if any, will vest based on continued employment by the Company as follows:

1/3 of the 2009 Performance Shares earned shall vest on December 31, 2009

1/3 of the 2009 Performance Shares earned shall vest on December 31, 2010

1/3 of the 2009 Performance Shares earned shall vest on December 31, 2011

Upside and Downside Opportunities: Upside opportunity of 150% of 2009 Target Shares (except under exceptional TSR results, described below); downside opportunity of zero (0) if threshold performance measures are not met.

FFO Performance Goals

Budgeted FFO for the fiscal year 2009 shall be as approved by the Board (i.e., the same Budgeted FFO described above in Schedule II).

Amount of Budgeted FFO Per Share for fiscal year 2009	Number of Performance Shares Earned on the 2009 Earning Date (i.e., 12/31/09)
Below 90% of Budgeted FFO per share	Zero, unless otherwise determined at the discretion of the Committee
90% of Budgeted FFO per share	50% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.01	60% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.02	70% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.03	80% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.04	90% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.05	100% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.06	103.3% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.07	106.6% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.08	110% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.09	113.3% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.10	116.6% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.11	120% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.12	123.3% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.13	126.6% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.14	130% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.15	133.3% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.16	136.6% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.17	140% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.18	143.3% x 67% x 100% of 2009 Target Shares
90% of Budgeted FFO per share + $.19	146.6% x 67% x 100% of 2009 Target Shares
(90% of Budgeted FFO per share + $.20) and above	150% x 67% x 100% of 2009 Target Shares

II-5 -

Relative TSR Goals

Relative TSR will be based on performance relative to the equally-weighted TSRs of each of the companies included in the Index as of the 2009 Earning Date (“2009 Index Company TSRs”), excluding the Company if it is part of the Index, as follows:

Company’s TSR Percentile Rank Relative to the 2009 Index Company TSRs at the 2009 Earning Date	Number of Performance Shares Earned at the 2009 Earning Date
Below 25th percentile (Below Threshold)	Zero, unless otherwise determined at the discretion of the Committee
At 25th percentile (Threshold)	50% x 33% x 100% of 2009 Target Shares
At 50th percentile (Target)	100% x 33% x 100% of 2009 Target Shares
At 75th percentile (Maximum) or higher	150% x 33% x 100% of 2009 Target Shares
At 100th percentile (rank #1), but only if Company TSR is positive (Super Maximum)	200% x 33% x 100% of 2009 Target Shares

Number of 2009 Performance Shares earned would be interpolated on a straight line basis between the 25th percentile and the 75th percentile (i.e., between 50% and 150% x 33% x 100% of 2009 Target Shares), provided, however, no interpolation is permissible between the 75th percentile and the 100th percentile (rank #1).

TSR for the Company and each Index Company will be calculated as follows3:

(a) “Start Date” is 9/1/06 for the 2009 Earning Date

(b) "Start Date Stock Price" for each company equals the average of each company's closing stock price on each trading day during the month of August 2006

(c) "Earning Date Stock Price" as of 12/31/09 for each company equals the average of each company's closing stock price on each trading day during the month of December 2009

(d) TSR for each company equals the change in value between Start Date Stock Price and Earning Date Stock Price, plus dividends reinvested as of each dividend ex-date, as a percentage of the Start Date Stock Price

(e) 2009 Performance Shares are earned on12/31/09 based on 40-month TSR

3 For an illustrative example of the mechanics of computing this goal, see attached Example 1.

II-6 -